Exhibit 99.1

October 9, 2024

Dear Shareholders,

As Chairman of Arcadium Lithium, I wanted to directly address the definitive agreement with Rio Tinto and outline why our Board of Directors believe this transaction is in your best interests.

As we highlighted last month at our investor day, Arcadium Lithium has high-quality assets, a winning commercial strategy and robust growth plans. We are also facing challenging market conditions with the outlook for lithium prices continuing to remain depressed.

While we remain very optimistic about the long-term outlook for lithium as the energy transition continues, we believe the all-cash premium offer made by Rio Tinto is a full and fair one for our shareholders. We arrived at this conclusion after conducting a comprehensive evaluation of Rio Tinto’s proposed transaction.

The immediate and substantial cash offer provides shareholders with certainty and liquidity, allowing shareholders to realize the full value of our investment without the ongoing risks associated with potential future market fluctuations.

Developing and expanding lithium production involves significant capital investment, construction challenges, regulatory hurdles and market risks, including unprecedented price volatility driven by changing global supply and demand dynamics. By accepting this proposed transaction from a larger, more diversified player, shareholders can avoid these risks as well as potential delays or setbacks in project execution, in exchange for immediate returns. And our other stakeholders get access to significant backing from Rio Tinto, a company renowned for its size, capabilities and global presence.

Arcadium Lithium and its predecessor companies have been driven by a shared mission to support our customers through the global energy transition. By leveraging Rio Tinto's strong balance sheet, extensive resources, diverse portfolio and expertise, we enhance the likelihood of successfully developing and operating our assets while supporting the clean energy transition.

You will receive proxy materials in due course which will provide additional information regarding the Transaction and on how to vote your shares. I encourage you to support this proposed transaction with Rio Tinto, similar to your Board of Directors who have unanimously approved it.

On behalf of the Arcadium Lithium Board of Directors, we appreciate your continued support.

Regards,

Peter Coleman
Chairman

© 2024 Arcadium Lithium. All rights reserved	1

Notice to ASX/LSE

THIS ANNOUNCEMENT AND THE INFORMATION CONTAINED HEREIN ARE NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION IN WHICH SUCH RELEASE, PUBLICATION OR DISTRIBUTION WOULD BE UNLAWFUL

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION

Rio Tinto to acquire Arcadium Lithium

9 October 2024

World-class lithium business to strengthen Rio Tinto’s position as global leader in energy transition commodities

Counter-cyclical expansion into a high-growth market, aligned with Rio Tinto’s long-term strategy and disciplined capital allocation framework

Rio Tinto’s scale, project development capabilities and financial strength to unlock full potential of
Arcadium Lithium’s Tier 1 resource base

Rio Tinto and Arcadium Lithium plc (“Arcadium Lithium” or “Arcadium”) (NYSE: ALTM) (ASX: LTM) today announced a definitive agreement (the “Transaction Agreement”) under which Rio Tinto will acquire Arcadium in an all-cash transaction for US$5.85 per share (the “Transaction”). The Transaction represents a premium of 90% to Arcadium’s closing price of $3.08 per share on 4 October 2024, a premium of 39% to Arcadium’s volume-weighted average price (VWAP) since Arcadium was created on 4 January 2024, and values Arcadium’s diluted share capital at approximately $6.7 billion1.

The Transaction will bring Arcadium’s world-class, complementary lithium business into Rio Tinto’s portfolio, establishing a global leader in energy transition commodities – from aluminium and copper to high-grade iron ore and lithium.

Arcadium is a global, fast-growing, vertically integrated lithium chemicals producer with an asset base of long-life, low-cost operations and growth projects. It has leading capabilities in lithium chemicals manufacturing and extraction processes, including hard-rock mining, conventional brine extraction and direct lithium extraction. Arcadium’s current annual lithium production capacity across a range of products including lithium hydroxide and lithium carbonate is 75,000 tonnes lithium carbonate equivalent2, with expansion plans in place to more than double capacity by the end of 20283. Arcadium’s global operations, comprising approximately 2,400 employees, include facilities and projects in Argentina, Australia, Canada, China, Japan, the United Kingdom and the United States.

Rio Tinto Chief Executive Officer Jakob Stausholm said: “Acquiring Arcadium Lithium is a significant step forward in Rio Tinto’s long-term strategy, creating a world-class lithium business alongside our leading aluminium and copper operations to supply materials needed for the energy transition. Arcadium Lithium is

1 Includes conversion of all outstanding convertible senior notes due 2025.

2 Excludes the Mt Cattlin spodumene operation.

3 Source: Arcadium Lithium company disclosures.

Notice to ASX/LSE

an outstanding business today and we will bring our scale, development capabilities and financial strength to realise the full potential of its Tier 1 portfolio. This is a counter-cyclical expansion aligned with our disciplined capital allocation framework, increasing our exposure to a high-growth, attractive market at the right point in the cycle.

“We look forward to building on Arcadium Lithium’s contributions to the countries and communities where it operates, drawing on the strong presence we already have in these regions. Our team has deep conviction in the long-term value that combining our offerings will deliver to all stakeholders.”

Arcadium Lithium CEO Paul Graves said: “We are confident that this is a compelling cash offer that reflects a full and fair long-term value for our business and de-risks our shareholders’ exposure to the execution of our development portfolio and market volatility. Arcadium Lithium is a leading global lithium producer with the widest offering of lithium chemical products and a world-class manufacturing network, backed by a broad technology portfolio and expertise in all aspects of the lithium value chain. This agreement with Rio Tinto demonstrates the value in what we have built over many years at Arcadium Lithium and its predecessor companies, and we are excited that this transaction will give us the opportunity to accelerate and expand our strategy, for the benefit of our customers, our employees, and the communities in which we operate.”

Compelling Strategic and Financial Rationale

The transaction will bring Rio Tinto’s scale, development capabilities and financial strength to realise the full potential of the Arcadium portfolio.

•	Tier 1 assets. Arcadium is one of the world’s leading global lithium platforms, with diversified production and processing capabilities, a broad range of high-performance lithium products, a highly attractive suite of growth projects, and long-term blue-chip customer relationships. Its Tier 1 assets have maintained high margins through-the-cycle, and its resource base is expected to support ~130% capacity growth by 2028 within Rio Tinto’s existing geographies[2]. Rio Tinto’s and Arcadium’s combined assets will represent the world’s largest lithium resource base and make Rio Tinto one of the leading lithium producers globally on a pro-forma basis.

•	Complementary capabilities. Rio Tinto has the balance sheet strength and proven project delivery capability to execute and, over time, accelerate the full potential from Arcadium’s Tier 1 resource base. Rio Tinto and Arcadium have complementary footprints and deep experience in Argentina and Quebec, where Rio Tinto expects to establish world-class lithium hubs with clear opportunities for sharing skillsets and reducing costs. Combining Rio Tinto and Arcadium’s technological leadership in lithium extraction, the transaction will position Rio Tinto to become a market leader in lithium processing. Rio Tinto looks forward to building on Arcadium’s history of commercial excellence that includes multi-year relationships with leading OEMs and battery companies, by ensuring reliable, low-cost and sustainable supply.

•	Compelling economics. The transaction offers compelling value driven by accelerating volume growth in a rising market contributing to significantly higher EBITDA and free cash flow in the outer years, before anticipated synergies. Acquiring Arcadium is consistent with Rio Tinto’s disciplined approach to capital allocation and will unlock significant value for shareholders, underpinned by the financial strength that we will bring. Rio Tinto will maintain its strong balance sheet following the close of this transaction, in line with its Single A credit rating, as well as its long track record of shareholder returns. Rio Tinto expects Arcadium’s projected growth capital expenditure to represent approximately 5% of Rio Tinto’s group capital expenditure of up to $10 billion across 2025 and 2026.

•	Right timing. Rio Tinto is confident in the long-term outlook for lithium, with more than 10% compound annual growth rate in lithium demand expected through to 2040 leading to a supply deficit[4]. With spot lithium prices down more than 80% versus peak prices, this counter-cyclical

4 Benchmark Mineral Intelligence (BMI) benchmark supply and demand forecast as of September 2024.

Notice to ASX/LSE

acquisition comes at a time with substantial long-term market and portfolio upside, underpinned by an appealing market structure and established jurisdictions.

Transaction Details

The Transaction has been unanimously approved by both the Rio Tinto and Arcadium Lithium Boards of Directors. The Transaction, which will be implemented by way of a Jersey scheme of arrangement, is expected to close in mid-2025. Key conditions to closing of the Transaction include approval of Arcadium Lithium shareholders and the Royal Court of Jersey. In addition, the Transaction is subject to receipt of customary regulatory approvals and other closing conditions.

Rio Tinto BM Subsidiary Limited, an indirect wholly owned subsidiary of Rio Tinto plc, will acquire the Arcadium Lithium shares pursuant to the Transaction Agreement.

Arcadium Lithium shareholders do not need to take any action at the present time. A notice of meeting and proxy statement for the required meeting of Arcadium Lithium shareholders, when available, will contain additional information regarding the Transaction. A majority in number of those Arcadium Lithium shareholders present and voting, and representing at least 75% of the voting rights of all shares voted, will be required to complete the Transaction.

Full details of the terms and conditions of the Transaction are set out in the Transaction Agreement, which may be obtained, free of charge, on the SEC's website (http://www.sec.gov) when available, and Rio Tinto’s website at https://www.riotinto.com/en/invest/exchange-releases.

Conference Call

Rio Tinto and Arcadium Lithium management will discuss the Transaction during a live webcast for investors and analysts at 9:30 AM BST on 9 October 2024.

Participants can access the live webcast at https://edge.media-server.com/mmc/p/rzeiv2dj or conference call at https://register.vevent.com/register/BIc28a9d251f054b4fbd6c5685102bf8d6

Transaction Website

Additional information regarding the Transaction, including a Rio Tinto investor presentation, can be found at www.RioTintoAndArcadium.com.

As a result of its pending combination, Arcadium Lithium will not hold an earnings conference call in connection with its third quarter financial results.

Advisors

Goldman Sachs and J.P. Morgan are acting as financial advisors to Rio Tinto and Linklaters LLP is acting as lead legal advisor. Gordon Dyal & Co. is serving as lead financial advisor and UBS Investment Bank as financial advisor to Arcadium Lithium, and Davis Polk & Wardwell LLP is serving as legal counsel.

About Arcadium Lithium

Arcadium Lithium is a leading global lithium chemicals producer committed to safely and responsibly harnessing the power of lithium to improve people’s lives and accelerate the transition to a clean energy future. Arcadium Lithium collaborates with their customers to drive innovation and power a more sustainable world in which lithium enables exciting possibilities for renewable energy, electric transportation and modern life. Arcadium Lithium is vertically integrated, with industry-leading capabilities across lithium extraction

Notice to ASX/LSE

processes, including hard-rock mining, conventional brine extraction and direct lithium extraction (DLE), and in lithium chemicals manufacturing for high performance applications. They have operations around the world, with facilities and projects in Argentina, Australia, Canada, China, Japan, the United Kingdom and the United States. For more information, please visit www.ArcadiumLithium.com.

Important Notices

This announcement is for information purposes only and is not intended to and does not constitute or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the Transaction, Arcadium Lithium will file with the US Securities and Exchange Commission (the “SEC”) certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed Transaction (the “proxy statement”).

The proxy statement will contain the full terms and conditions of the Transaction, including details with respect to the Arcadium Lithium shareholder vote in respect of the Transaction and will be sent or otherwise disseminated to Arcadium Lithium’s shareholders and will contain important information about the proposed Transaction and related matters. Any decision in respect of, or other response to, the Transaction should be made only on the basis of the information contained in the proxy statement.

SHAREHOLDERS OF ARCADIUM LITHIUM ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant documents may be obtained, free of charge, on the SEC's website (http://www.sec.gov), when available. Arcadium Lithium’s shareholders may obtain free copies of the proxy statement once it is available from Arcadium Lithium by going to Arcadium Lithium’s website at www.arcadiumlithium.com.

This announcement does not constitute a prospectus or prospectus exemption document.

Goldman Sachs International ("Goldman Sachs"), which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Rio Tinto and no one else in connection with the Transaction and will not be responsible to anyone other than Rio Tinto for providing the protections afforded to clients of Goldman Sachs, or for providing advice in relation to the matters referred to herein. Neither Goldman Sachs nor any of Goldman Sachs' subsidiaries, affiliates or branches owes or accepts any duty, liability or responsibility whatsoever (whether direct, indirect, consequential, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs in connection with this announcement, any statement contained herein or otherwise.

J.P. Morgan Securities plc which is authorised in the United Kingdom by the Prudential Regulation Authority (the “PRA”) and regulated by the PRA and the Financial Conduct Authority and J.P. Morgan Securities LLC, which is a US registered broker dealer and regulated by the Financial Industry Regulatory Authority (J.P. Morgan Securities plc and J.P. Morgan Securities LLC together “J.P. Morgan”) are acting as financial adviser exclusively for Rio Tinto and no one else in connection with the Transaction and will not regard any other person as its client in relation to the Transaction and will not be responsible to anyone other than Rio Tinto for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Transaction or any other matter or arrangement referred to herein.

Notice to ASX/LSE

Participants in the Solicitation

Rio Tinto, Arcadium Lithium and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Arcadium Lithium’s shareholders in connection with the proposed Transaction. Additional information regarding the foregoing persons, including their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Arcadium Lithium’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Arcadium Lithium in Arcadium Lithium’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, which was filed with the SEC on April 29, 2024, and regarding the directors and officers of Rio Tinto in Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Forward Looking Statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Transaction, and other information published by Arcadium Lithium, Rio Tinto or any member of the Rio Tinto Group contain statements which are, or may be deemed to be, “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the US Securities Exchange Act of 1934. Such forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Rio Tinto, any member of the Rio Tinto Group or the enlarged group following the Transaction (“Enlarged Group”) shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. The forward looking statements contained in this announcement relate to Rio Tinto, any member of the Rio Tinto Group or the Enlarged Group’s future prospects, developments and business strategies, the expected timing and scope of the Transaction and other statements other than historical facts. In some cases, these forward looking statements can be identified by the use of forward looking terminology, including the terms “believes”, “estimates”, “will look to”, “shall look to”, “would look to”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “synergy”, “strategy”, “goal”, “cost-saving”, “projects” “intends”, “may”, “will”, “shall”, or “should” or their negatives or other variations or comparable terminology. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s operations and potential synergies resulting from the Transaction; and (iii) the effects of global economic conditions and governmental regulation on Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s business. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that shall occur in the future. These events and circumstances include changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals and other risks and uncertainties detailed in Rio Tinto’s filings with the SEC, including Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward looking statements should therefore be construed in the light of such factors. Neither Arcadium Lithium or any of Rio Tinto or any member of the Rio Tinto Group, nor any of their

Notice to ASX/LSE

respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in this announcement shall actually occur. Given these risks and uncertainties, potential investors should not place any reliance on forward looking statements.

Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature involve, risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

The forward-looking statements speak only at the date of this announcement. All subsequent oral or written forward-looking statements attributable to any member of the Rio Tinto Group or Arcadium Lithium Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above.

Arcadium Lithium, the Rio Tinto Group and Rio Tinto expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise.

No profit forecasts or estimates

No statement in this announcement is intended as a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per share for Rio Tinto or Arcadium Lithium, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for Rio Tinto or Arcadium Lithium, as appropriate.

LEI: 213800YOEO5OQ72G2R82

This announcement contains inside information.

This announcement is authorised for release to the market by Andy Hodges, Rio Tinto’s Group Company Secretary.

Notice to ASX/LSE

Contacts

Please direct all enquiries to media.enquiries@riotinto.com

Media Relations, United Kingdom Matthew Klar M +44 7796 630 637 David Outhwaite M +44 7787 597 493	Media Relations, Australia Matt Chambers M +61 433 525 739 Michelle Lee M +61 458 609 322 Rachel Pupazzoni M +61 438 875 469	Media Relations, Canada Vanessa Damha M +1 514 715 2152 Malika Cherry M +1 418 592 7293 Media Relations, US Jesse Riseborough M +1 202 394 9480

Investor Relations, United Kingdom David Ovington M +44 7920 010 978 Laura Brooks M +44 7826 942 797 Wei Wei Hu M +44 7825 907 230	Investor Relations, Australia Tom Gallop M +61 439 353 948 Amar Jambaa M +61 472 865 948

Arcadium Lithium contacts Investors Daniel Rosen M +1 215 299 6208 daniel.rosen@arcadiumlithium.com Phoebe Lee M +61 413 557 780 phoebe.lee@arcadiumlithium.com	Media Karen Vizental M+54 9 114 414 4702 karen.vizental@arcadiumlithium.com	Teneo Katherine Kim M +61 439 288 212 katherine.kim@teneo.com Mark Stokes M +1 646 522 6268 mark.stokes@teneo.com

Rio Tinto plc 6 St James’s Square London SW1Y 4AD United Kingdom T +44 20 7781 2000 Registered in England No. 719885	Rio Tinto Limited Level 43, 120 Collins Street Melbourne 3000 Australia T +61 3 9283 3333 Registered in Australia ABN 96 004 458 404

riotinto.com